UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  November 15, 2011

Towerstream Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33449	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hammarlund Way Middletown, RI	02842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

Towerstream Corporation (the “Company”) is presenting at the 7th Annual Fall Growth Stock Conference hosted by Security Research Associates, Inc on Tuesday, November 15th, 2011 at the Le Meridien San Francisco.  The Company’s presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company’s presentation includes a new slide titled “Quarterly Revenue Growth (excluding Temp Revenue),” which is on page 15.  Temporary, or Temp, revenue is normally associated with short-term media events or conferences that the Company provides bandwidth services for.  Temporary revenue can fluctuate significantly from quarter to quarter, and can cause a market’s quarterly revenues to decrease even when a market’s monthly recurring revenue base is increasing. The Company believes that a market’s monthly recurring revenue base is the best indicator of the long-term growth of a market.

During the second quarter of 2011, the Company generated a record total of $320,237 in temporary revenue.  $200,000, or 62%, of this revenue related to eight special events that were held in many of the Company’s largest markets.  Temporary revenue totaled $114,472 in the third quarter of 2011.

Due to the significant amount of Temporary revenue in the second quarter of 2011, certain markets reported lower total revenues in the third quarter of 2011 as compared to the second quarter of 2011.  However, exclusive of Temporary revenue, all of the Company’s largest markets reported higher revenues in the third quarter of 2011 as compared to the second quarter of 2011.  Seattle, Providence-Newport and Nashville, which collectively generate less than 4% of the Company’s revenues, reported an aggregate decrease of $14,000 in revenues, exclusive of Temporary revenue.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, (the “Securities Act”) except as expressly set forth in such filing.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

99.1	Towerstream Corporation Overview Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERSTREAM CORPORATION

Date: November 15, 2011	By:	/s/ Joseph Hernon
Joseph Hernon Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Towerstream Corporation Overview Presentation